UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2013

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Martingale Road Suite 2050 Schaumburg, Illinois		60173-2213
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

Sparton Corporation, an Ohio corporation (the “Company”) is holding a call on Friday, February 1, 2013 at 10:00 a.m. Central Time to provide a general business update, to review the historical financial information of Sparton Onyx, LLC, a South Dakota limited liability company formerly known as Onyx EMS, LLC (“Onyx”), which was acquired by the Company on November 15, 2012, and to respond to investor questions. Interested parties may participate in the conference call by dialing (800) 406-7408 at least fifteen minutes before the call is scheduled to begin.

A Web presentation link is also available for the conference call:

https://www.livemeeting.com/cc/gc_min_pro_usa/join?id=Z3M3WC&role=attend

Investors and financial analysts are invited to ask questions after the presentation is made. The slide presentation and a replay of the live conference call will be available on the Company’s website at www.sparton.com in the “Investors” section for a period of up to two (2) years after the date of the live call.

The information set forth herein, including Exhibit 99.1, is furnished pursuant to Item 7.01—Regulation FD Disclosure and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

A copy of the press release issued by the Company announcing these matters is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Slide Presentation for conference call dated February 1, 2012

Exhibit 99.2	Press Release dated January 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPARTON CORPORATION

Dated: January 31, 2013	By:	/s/ Cary B. Wood
Cary B. Wood, President and Chief Executive Officer

Index to Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

Exhibit 99.1	Slide Presentation for conference call dated February 1, 2013

Exhibit 99.2	Press Release dated January 30, 2013